Exhibit 99.1

PLACEMENT AGENCY AGREEMENT

This Placement Agency Agreement (this “Agreement”) is made and entered into as of February 7, 2006 (the “Effective Date”), by and between American Vanguard Corporation, a Delaware corporation (the “Company”), and Stonegate Securities, Inc., a Texas corporation (“Stonegate”).

WHEREAS, the Company desires to retain Stonegate as its non-exclusive placement agent, and Stonegate is willing to act in such capacity, in each case subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and Stonegate (each a “Party” and collectively, the “Parties”) hereby agree as follows:

1.	RETENTION OF STONEGATE; SCOPE OF SERVICES.

(a)	Subject to the terms and conditions set forth herein, the Company hereby retains Stonegate to act as the non-exclusive placement agent to the Company during the Contract Period (as defined in Section 2 below), and Stonegate hereby agrees to be so retained.

(b)	As the non-exclusive placement agent to the Company, Stonegate will have the non-exclusive right during the Contract Period to identify for the Company prospective purchasers (collectively, the “Purchasers” and each individually, a “Purchaser”) in one or more placement (each, a “Placement” and collectively, the “Placements”) of equity securities to be issued by the Company, the type and dollar amount being as mutually agreed to by the Parties (the “Securities”).

(c)	Terms of the Placements shall be as set forth in subscription documents, including any stock purchase agreement, and/or other documents to be executed and delivered in connection with each Placement (collectively, the “Transaction Documents”). The Placements shall be a public offering in compliance with the registration requirements under the Securities Act of 1933, as amended (a “Public Offering”).

(d)	Stonegate will act on a best efforts basis and will have no obligation to purchase any of the Securities offered in any Placement. During the Contract Period, Stonegate shall have the non-exclusive right to arrange for sales of Securities in the Placements. All sales of Securities in the Placements shall be subject to the approval of the Company, which approval may be withheld in the Company’s sole discretion.

2.	CONTRACT PERIOD AND TERMINATION.

(a)

Stonegate shall act as the Company’s non-exclusive placement agent under this Agreement for a period commencing on the Effective Date, and continuing until the earlier to occur of (i) March 1, 2006, or (ii) the date upon which this Agreement is terminated with or without cause by either Party upon 10 days notice to the other Party (the “Contract Period”).

(b)	Upon termination, neither party will have any further obligation under this Agreement, except as provided in Sections 5, 6, 7, 8, 9 and 10 hereof.

3.	REPRESENTATIONS AND WARRANTIES.

3.1)	Representations and Warranties of the Company.

The Company makes the following representations and warranties as of the date of consummation of the sale of the Securities (the “Closing”) subject to the indemnification limitations set forth in section 7(a) below:

a)	Subsidiaries. All of the direct and indirect subsidiaries (individually, “Subsidiary”) of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any “Liens” (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

b)

Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no “Proceeding” (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened)

has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

c)	Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the “Required Approvals” (as defined in subsection 3.1(e) below). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

d)	No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

e)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable Federal and state securities laws (collectively, the “Required Approvals”).

f)	Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement. The issuance by the Company of the Securities has been registered under the Securities Act and all of the Securities are freely transferable and tradable by the Purchasers without restriction (other than any restrictions arising solely from an act or omission of a Purchaser). The Securities are being issued pursuant to the Registration Statement and the issuance of the Securities has been registered by the Company under the Securities Act. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder. Upon receipt of the Securities, the Purchasers will have good and marketable title to such Securities and the Securities will be freely tradable on the “Trading Market” (which, for purposes of this Agreement shall mean means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board). The Shares constitute less than 10% of the issued and outstanding shares of Common Stock.

g)

Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

h)

SEC Reports; Financial Statements. The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

i)	Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed 1 Trading Day prior to the date that this representation is made.

j)

Litigation. Other than as set forth in the Company’s public filings, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

k)	Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

l)	Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have a Material Adverse Effect.

m)	Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

n)	Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

o)	Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

p)	Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. To the best knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

q)

Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

r)	Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

s)	Certain Fees. Except as otherwise provided in the Placement Agency Agreement of even date herewith between the Company and Stonegate Securities, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

t)	Trading Market Rules. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

u)	Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

v)	Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

w)

Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the

Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

x)	Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

y)	Disclosure. All disclosure provided to Stonegate regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information.

z)

Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

aa)	Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

bb)	Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

cc)	Accountants. The Company’s accountants are set forth on Schedule 3.1(ff) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, are a registered public accounting firm as required by the Securities Act.

dd)	Acknowledgement Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby.

ee)	Acknowledgement Regarding Purchasers’ Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.15 hereof), it is expressly understood and agreed by the Company (i) that none of the Purchasers has been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Purchaser, and counter parties in “derivative” transaction to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the common Stock; and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding and (b) such hedging activities could reduce the value of the existing stockholders’ equity interests in the company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

ff)	Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

gg)	Approvals. The issuance and listing on the American Stock Exchange of the Shares requires no further approvals, including but not limited to, the approval of shareholders.

hh)	Effective Registration Statement. The Registration Statement has been declared effective by the Commission and the Company knows of no reason why the Registration Statement will not continue to remain effective for the foreseeable future.

3.2	Representations and Warranties of Stonegate. The following representations and warranties of Stonegate are effective as of the Closing:

a)	Stonegate represents and warrants that is has full power and authority to enter into this Agreement and to perform its obligations hereunder.

b)	This Agreement is enforceable against Stonegate in accordance with its terms, subject to applicable laws governing bankruptcy, insolvency and creditors’ rights generally.

c)	The Agreement does not conflict with, violate, cause a default, right of termination, or acceleration (whether through the passage of time or otherwise) under any contract, agreement, or understanding binding upon Stonegate or any subsidiary of Stonegate.

4.	COVENANTS OF THE COMPANY.

The Company covenants and agrees as follows:

(a)	Any and all filings and documents required to be filed in connection with or as a result of the Placements pursuant to federal and state securities laws are the responsibility of the Company and will be filed by the Company.

(b)	Any press release to be issued by the Company announcing or referring to any Placement under this Agreement shall be subject to the prior review of Stonegate, and, to the extent permitted by applicable securities laws, each such press release shall, at the request of Stonegate, identify Stonegate as the placement agent. Stonegate shall be permitted to publish a tombstone or similar advertisement (the form and content of which shall be subject to the prior review of the Company) upon completion of each Placement under this Agreement identifying itself as the Company’s placement agent with respect thereto. This Agreement shall not be filed publicly by the Company without the prior written consent of Stonegate, unless required by applicable law or regulation.

(c)	The Company shall deliver a legal opinion from Company’s counsel (which may include a 10b-5 letter), upon which Stonegate may rely, as well as escrow agreements and such other certificates and documents as are customary in transactions of the nature of that anticipated hereunder.

5.	FURNISHING OF COMPANY INFORMATION; CONFIDENTIALITY.

(a)	In connection with Stonegate’s activities hereunder on the Company’s behalf, the Company shall furnish Stonegate with all reasonable information concerning the Company and its operations that Stonegate deems necessary or appropriate (the “Company Information”) and shall provide Stonegate with reasonable access to the Company’s books, records, officers, directors, employees, accountants and counsel. The Company acknowledges and agrees that, in rendering its services hereunder, Stonegate will be using and relying upon the Company Information without independent verification thereof or independent appraisal of any of the Company’s assets and may, in its sole discretion, use additional information contained in public reports or other information furnished by the Company or third parties.

(b)	Stonegate agrees that the Company Information will be used solely for the purpose of performing its services hereunder. Subject to the limitations set forth in subsection (c) below, Stonegate will keep the Company Information provided hereunder confidential and will not disclose such Company Information or any portion thereof, except (i) to a third party contacted by Stonegate on behalf of, and with the prior approval of, the Company pursuant hereto who has agreed to be bound by a confidentiality agreement satisfactory in form and substance to the Company, or (ii) to any other person for which the Company’s consent to disclose such Company Information has been obtained.

(c)	Stonegate’s confidentiality obligations under this Agreement shall not apply to any portion of the Company Information which (i) at the time of disclosure to Stonegate or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by Stonegate in violation of this Agreement); (ii) was available to Stonegate on a non-confidential basis from a source other than the Company, provided that such source is not and was not bound by a confidentiality agreement with the Company; (iii) has been independently acquired or developed by Stonegate without violating any of its obligations under this Agreement; or (iv) the disclosure of which is legally compelled (whether by deposition, interrogatory, request for documents, subpoena, civil or administrative investigative demand or other similar process). In the event that Stonegate becomes legally compelled to disclose any of the Company Information, Stonegate shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement.

(d)	The obligations of the Parties under this Section 5 shall survive the termination of this Agreement for 12 months.

(e)	Stonegate is not authorized and shall not disclose any Company Information which is not set forth in the prospectus or any supplement filed by the Company with the

Securities Exchange Commission (the “Prospectus”) thereto in connection with the Placement without the Company’s prior written consent.

(f)	Stonegate shall perform its services in connection with the Placements in accordance with all applicable laws, rules and regulations.

6.	FEES AND EXPENSES.

(a)	As compensation for services rendered by Stonegate in connection with the Placement, the Company agrees to pay Stonegate a fee (the “Agency Fee”) equal to the lesser of either (i) four percent (4%) of the gross proceeds from the sale of Securities sold in the Placement or (ii) six hundred thousand dollars ($600,000). The Agency Fee shall be paid as soon as possible upon the closing of each sale of Securities by the Company.

(b)	Upon successful completion of the Placements, the Company shall also promptly reimburse Stonegate for reasonable out-of-pocket attorneys’ fees and related costs in an amount not to exceed, in the aggregate, $10,000.

(c)	The obligations of the Parties under this Section 6 shall survive the termination of this Agreement for any reason.

7.	INDEMNIFICATION.

(a)

The Company agrees to indemnify and hold Stonegate harmless from and against (i) any and all losses, claims, damages or liabilities (or actions, including security holder actions, in respect thereof) related to or arising out of Stonegate’s engagement hereunder or its role in connection herewith; and (ii) the Company’s breach of any of the representations or warranties made by the Company hereunder, but only to the extent that Stonegate is unable to recover under the immediately preceding clause (i). The Company will reimburse Stonegate for all reasonable expenses (including reasonable costs, expenses, awards and counsel fees and/or judgments) as they are incurred by Stonegate in connection with investigating, preparing for or defending any such indemnified action or claim, whether or not in connection with pending or threatened litigation in which Stonegate is a party. The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses which are either (i) finally judicially determined to have resulted primarily from the bad faith, gross negligence or willful misconduct of Stonegate, (ii) arise from reliance by any investor in the Placements on any research report published by Stonegate concerning the Company, or (iii) are caused by Stonegate’s breach of this Agreement. The Company also agrees that Stonegate shall not have any liability to the Company for or in connection with such engagement, except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that result either (i) primarily from the bad faith, gross negligence or willful misconduct of Stonegate, or (ii) are caused by Stonegate’s breach of this Agreement. In the event that the foregoing indemnity is unavailable (except by reason of the bad faith or gross negligence of Stonegate), then the Company shall contribute to amounts paid or payable by Stonegate in respect of its losses, claims, damages and liabilities in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company and Stonegate in connection with the matters as to which such losses, claims, damages or liabilities relate, and other equitable considerations. The foregoing shall be in addition to any rights that Stonegate may have at common law or otherwise and shall extend upon the same terms to and inure to the benefit of any director, officer, employee, agent or controlling person of Stonegate. The Company hereby consents to personal jurisdiction, service and venue in any court in which any claim which is subject to this agreement is brought against Stonegate or any other person entitled to indemnification or contribution under this subsection (a).

(b)	Stonegate agrees to indemnify and hold the Company harmless from and against any and all losses, claims, damages or liabilities (or actions, including security holder actions, in respect thereof) which either (i) are finally judicially determined to have resulted primarily from the bad faith, gross negligence or willful misconduct of Stonegate; or (ii) are caused by Stonegate’s breach of this Agreement. and will reimburse the Company for all reasonable expenses (including reasonable costs, expenses, awards and counsel fees and/or judgments) as they are incurred by the Company in connection with investigating, preparing for or defending any such action or claim, whether or not in connection with pending or threatened litigation in which the Company is a party. In the event that the foregoing indemnity is unavailable, then Stonegate shall contribute to amounts paid or payable by the Company in respect of its losses, claims, damages and liabilities in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company and Stonegate in connection with the matters as to which such losses, claims, damages or liabilities relate, and other equitable considerations. The foregoing shall be in addition to any rights that the Company may have at common law or otherwise and shall extend upon the same terms to and inure to the benefit of any director, officer, employee, agent or controlling person of the Company. Stonegate hereby consents to personal jurisdiction, service and venue in any court in which any claim, which is subject to this agreement, is brought against the Company or any other person entitled to indemnification or contribution under this subsection (b).

(c)	The obligations of the Parties under this Section 7 shall survive the termination of this Agreement.

8.	NON-CIRCUMVENTION.

The Company hereby agrees that, for a period of one year from the end of the Contract Period or other termination of this Agreement (the “Tail Period”), if the Company enters into any agreement, transaction or arrangement for the sale of the Company’s equity or equity derivative securities with any of the institutions (including their agents, principals and affiliates and the accounts and funds which they manage or advise) set forth on Exhibit A hereto (collectively, the “Stonegate Contacts”), regardless of whether a transaction is consummated with such prospective purchasers, then the Company shall notify Stonegate in writing of the agreement, transaction or arrangement, and, upon consummation of any such transaction, shall promptly pay Stonegate a fee equal to the Agency Fee for securities of the Company sold to Stonegate Contacts. It is understood that Exhibit A constitutes a list of entities that the parties mutually agree have been introduced to the Company by Stonegate and that Exhibit A may only be amended only by mutual written agreement of the parties. In no event shall this section be construed to mean that the Company has any obligation to pay an Agency Fee to Stonegate for open market purchases of the Company’s equity securities during the Tail Period.

9.	GOVERNING LAW.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS THEREOF.

10.	ARBITRATION.

The parties will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. Any dispute which the parties cannot resolve may then be submitted by either party to binding arbitration under the rules of the American Arbitration Association for resolution. Such arbitration proceedings will be held in Dallas, Texas, if instituted by the Company, and in Orange County, California, if instituted by Stonegate. Nothing in this paragraph will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury

11.	NO WAIVER.

The failure or neglect of any party hereto to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or waiver by any party of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

12.	SUCCESSORS AND ASSIGNS.

The benefits of this Agreement shall inure to the benefit of the Parties, their respective successors, assigns and representatives, and the obligations and liabilities assumed in this Agreement by the Parties shall be binding upon their respective successors and assigns. This Agreement may not be assigned by either Party without the express written consent of the other Party, which consent shall not be unreasonably withheld.

13.	NOTICES.

All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, recognized overnight delivery service, or facsimile as follows:

If to the Company:

American Vanguard Corporation

4695 MacArthur Court, Suite 1250

Newport Beach, California 92660

Telephone: (949) 260-1200

Facsimile: (949) 260-1215

Attention: Eric G. Wintemute

If to Stonegate:

Stonegate Securities, Inc.

5940 Sherry Lane, Suite 410

Dallas, Texas 75225

Facsimile: (214) 987-1981

Attention: Scott Griffith, President

Either Party may change its address or facsimile number set forth above by giving the other Party notice of such change in accordance with the provisions of this Section 13. A notice shall be deemed given (a) if by personal delivery, on the date of such delivery, (b) if by certified mail, on the date shown on the applicable return receipt, (c) if by overnight delivery service, on the day after the date delivered to the service, or (d) if by facsimile, on the date of transmission.

14.	NATURE OF RELATIONSHIP.

The Parties intend that Stonegate’s relationship to the Company and the relationship of each director, officer, employee or agent of Stonegate to the Company shall be that of an independent contractor and not as an employee of the Company or an affiliate thereof. Nothing contained in this Agreement shall constitute or be construed to be or create a partnership or joint venture between Stonegate and the Company or their respective successors or assigns. Neither Stonegate nor any director, officer, employee or agent of Stonegate shall (i) be considered to be an employee of the Company by virtue of the services provided hereunder, or (ii) have any authority to bind the Company.

15.	MISCELLANEOUS

Stonegate’s obligations under this Agreement are subject to the following general conditions:

Stonegate reserves the right to solicit the assistance of outside dealers (“Dealers”) to assist in the offer and sale of the Placements; provided, however, (i) that any such Dealers agree in writing to be bound by the terms of the applicable Placement, and (ii) the identity of such

Dealer(s) has been disclosed to and authorized in writing by the Company. It is understood that Stonegate, in its sole discretion, shall be entitled to pay over to any such Dealers any portion of the compensation received by Stonegate hereunder. The Company shall have no financial liability for any fees or expenses of any such Dealers.

16.	CAPTIONS.

The Section titles herein are for reference purposes only and do not control or affect the meaning or interpretation of any term or provision hereof.

17.	AMENDMENTS.

No alteration, amendment, change or addition hereto shall be binding or effective unless the same is set forth in a writing signed by a duly authorized representative of each Party.

18.	PARTIAL INVALIDITY.

If it is finally determined that any term or provision hereof is invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, and (b) the invalid or unenforceable term or provision shall be replaced by a term or provision that is valid and enforceable and that comes as close as possible to expressing the intention of the invalid or unenforceable term or provision.

19.	ENTIRE AGREEMENT.

This Agreement embodies the entire agreement and understanding of the Parties and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein.

20.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall be considered one and the same agreement.

IN WITNESS WHEREOF, this Placement Agency Agreement has been executed as of the date first written above by duly authorized representatives of the Company and Stonegate.

AMERICAN VANGUARD CORPORATION

By:
Title:

STONEGATE SECURITIES, INC.

By:
Title: